SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                     |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

    |_|  Preliminary Proxy Statement         |_|  Confidential, for Use of the
    |X|  Definitive Proxy Statement               Commission  Only (as permitted
    |_|  Definitive Additional Materials          by Rule 14a-6(e)(2))

    |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Million Dollar Saloon, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    |X| No fee required.
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

    |_| Fee paid previously with preliminary materials.

    |_| Check box if any part of the fee is offset as provided  by Exchange  Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
                               -------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
                                                     ---------------------------
    (3) Filing Party:
                     -----------------------------------------------------------

    (4) Date Filed:
                   -------------------------------------------------------------

                           Million Dollar Saloon, Inc.
                             6848 Greenville Avenue
                               Dallas, Texas 75231

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                December 7, 2004



         To the Shareholders of Million Dollar Saloon, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders of Million Dollar Saloon, Inc. (the "Company"), will be held at the corporate offices located at 6848 Greenville Avenue, Dallas, Texas 75231, on Tuesday, December 7, 2004, at 2:00 p.m., local time, for the following purposes:

         1.       To elect two members to the Board of Directors.

         2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on October 29, 2004, will be entitled to attend or vote at the Annual Meeting and any adjournments or postponements thereof. A list of shareholders entitled to attend or vote at the Annual Meeting will be maintained during the ten-day period preceding the meeting at 6848 Greenville Avenue, Dallas, Texas 75231.

         Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you attend the meeting, you will, of course, have the right to vote in person.

         The Company's Proxy Statement is submitted herewith. The Annual Report for the fiscal year ended December 31, 2003 is being mailed to shareholders together with this Notice and Proxy Statement.

                                           By Order of the Board of Directors

                                           /s/ Nick Mehmeti

                                           Nick Mehmeti
                                           President and Chief Executive Officer

Dallas, Texas
November 5, 2004

                             YOUR VOTE IS IMPORTANT
         WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO VOTE AS SOON AS POSSIBLE BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF A PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT YOU SHOULD ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                           Million Dollar Saloon, Inc.
                             6848 Greenville Avenue
                               Dallas, Texas 75231

                                 PROXY STATEMENT
                                     For The
                         ANNUAL MEETING OF SHAREHOLDERS

                         To Be Held on December 7, 2004


                      SOLICITATION AND REVOCATION OF PROXY

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Million Dollar Saloon, Inc., (the "Company" or "MDS"). It is for use only at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the corporate offices located at 6848 Greenville Avenue, Dallas, Texas 75231, on Tuesday, December 7, 2004 at 2:00 p.m., local time, and any adjournments or postponements thereof.

         Any shareholder executing a proxy retains the right to revoke it at any time prior to exercise at the Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to the Secretary of the Company, by execution and delivery of a later proxy or by voting the shares in person at the Annual Meeting. If not revoked, all shares represented by properly executed proxies will be voted as specified therein.

         This proxy material is first being mailed to shareholders on or about November 8, 2004.

                       OUTSTANDING STOCK AND VOTING RIGHTS

         As of October 29, 2004, the outstanding shares of the Company's capital stock consisted of 5,731,778 shares of common stock, $0.001 par value ("Common Stock"). The holders of record of the shares of Common Stock outstanding on October 29, 2004 will vote on all matters hereby submitted to shareholders and such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. Each share of Common Stock will entitle the holder to one vote on all such matters. The stock transfer books of the Company will not be closed.

         A majority of the votes represented by the holders of the Company's outstanding Common Stock must be present in person or represented by proxy to hold the meeting. A majority of the votes cast at the meeting is required to elect any director.

         The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you checked the box marked "WITHHOLD" your vote will be treated as an abstention and your shares will neither be voted for nor against a director but will be counted for quorum purposes.

         Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Broker non-votes are not relevant to the determination of a quorum or whether the proposal to elect directors has been approved.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information at October 29, 2004 regarding the beneficial ownership of Common Stock of: (a) each person or group known by MDS to beneficially own 5% or more of the outstanding shares of the Common Stock; (b) each of the nominees for election as director, and each current director and executive officer of MDS; and (c) all executive officers and directors of MDS as a group.

                        BENEFICIAL OWNERS AND MANAGEMENT

                                                          Number of Shares    Percentage of Shares
         Name(1)                                         Beneficially Owned   Beneficially Owned(2)
------------------------------------------------------ --------------------- -----------------------
Nick Mehmeti(3).....................................          2,019,787              35.2%
Duncan Burch(3).....................................          1,675,787              29.2%
J.M. Tibbals as Trustee for The Irrevocable Equity
   Trust No. 1(4)...................................           451,558                7.9%
Officers and Directors as a group (2 persons).......          3,695,574              64.5%
--------------------

*Less than 1%

(1) Unless otherwise indicated, the persons listed have sole voting and investment powers with respect to all such shares. Under applicable SEC rules, a person is deemed the "beneficial owner" of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition, of the security, in each case irrespective of the person's economic interest in the security. Under the SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days (x) through the exercise of any option or warrant or (y) through the conversion of another security.
(2) In determining the percent of Common Stock owned by a person (a) the numerator is the number of shares of Common Stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 5,731,778 shares in the aggregate of Common Stock on October 29, 2004 and
     (ii) any shares of Common Stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any options or warrants or the conversion of any other convertible securities.
(3) Mr. Mehmeti is the President, Chief Executive Officer, Chief Financial Officer and a director of the Company and Mr. Burch is the Executive Vice President and a director of the Company. Both Mr. Mehmeti and Mr. Burch are nominees for election as a director of the Company. The mailing address for Messrs. Mehmeti and Burch is c/o the Company, 6848 Greenville Ave., Dallas, Texas 75231.
(4) The mailing address for The Irrevocable Equity Trust No. 1 is c/o J.M. Tibbals, Arter & Hadden, 1717 Main Street, Suite 4100, Dallas, Texas 75201.



                              ELECTION OF DIRECTORS

         The Board for the ensuing year is currently set at two members and may be fixed from time to time by or in the manner provided in the Company's Bylaws. Directors are elected for a term of one year or until their successors are duly elected and qualified. The following slate of two nominees has been chosen by the Board, and the Board recommends that each be elected: Nick Mehmeti and Duncan Burch. The MDS Board of Directors recommends the election of these individuals to the Board of Directors. See "Management - Nominees for Election as Directors, Current Directors and Executive Officers."

         Each of the foregoing nominees is currently serving as a director of the Company and has served in such capacity since 2000. There are no other family relationships among the nominees for election as directors of MDS.

         Unless otherwise designated, the enclosed proxy will be voted FOR the election of the foregoing two nominees as directors. To be elected as a director, each nominee must receive the favorable vote of a majority of the votes cast at the meeting. Shareholders are not entitled to cumulate voting with respect to the election of directors. The Board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unavailable for election, all proxies will be voted for the election of a substitute nominated by the Board.

Committees/Functions of the Board of Directors

         Compensation. The Board as a whole establishes the compensation of officers of the Company.

         Nominations. Due to the size and ownership structure of the Company, the Board does not have a standing nominating committee, and as a result, does not have a nominating committee charter. The functions that would be handled by a nominating committee are handled by the Board as a whole, including considering individuals to recommend to the Board for inclusion among management's nominees and reviewing corporate governance issues. The Board is in the process of reviewing whether in light of recent corporate governance trends to appoint a nominating committee and, if so, whether to adopt a written charter.

         The Board does not have an official policy with regard to director candidates recommended by shareholders, but the Board will consider such director candidates if the name and qualifications of candidates are timely presented to the Board. The Board is currently developing an official policy with regard to the nomination of director candidates, including those recommended by shareholders.

         Audit Committee. Again, due to the size and ownership structure of the Company, the Board does not have a standing audit committee, and as a result does not have an audit committee charter. The functions that would be performed by the audit committee are performed by the entire Board.

         Full Board of Directors. During 2003, there was one meeting of the Board. During 2003, all of the Company's directors attended at least 75 percent of the aggregate of the total number of meetings of the Board.

Shareholder Communications

         Process. The Company's management and the Board welcome communications from shareholders. While the Board has not yet formally adopted a process for shareholders to communicate with the Board, shareholders who wish to communicate with the Board, or one or more specified directors, may send an appropriately addressed letter to our Chairman of the Board, c/o Million Dollar Saloon, Inc., 6848 Greenville Avenue, Dallas, Texas 75231. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Shareholder-Board Communication". All such letters should identify the author as a shareholder, and, if the author desires for the communication to be forwarded to the entire Board or to one or more specified directors, the author should so request, in which case the Chairman will arrange for it to be so forwarded unless the communication is irrelevant or improper.

         Attendance at Annual Meetings of Shareholders. The Company has no policy with respect to director attendance at annual meetings of shareholders.

                                   MANAGEMENT

Nominees for Election as Directors, Current Directors and Executive Officers

         The  following   table  sets  forth  certain   information  as  to  the
individuals who are nominees for election to the Board, as well as the current directors and executive officers of the Company.

----------------- ------- --------------------------- --------------------------
      Name          Age           Position(s)               Director Since
----------------- ------- --------------------------- --------------------------
Nick Mehmeti(1)     47    President, Chief Executive       January 18, 2000
                          Officer, Chief Financial
                          Officer, and Director
----------------- ------- --------------------------- --------------------------
Duncan Burch(1)     47    Executive Vice President         January 18, 2000
                          and Director
----------------- ------- --------------------------- --------------------------
(1)  Nominee for election to Board of Directors. See "Election of Directors."

         Nick Mehmeti has served as the Company's President, Chief Executive Officer and as a director of the Company since January 2000. He has served as the Chief Financial Officer since January 2001. For the past 16 years, Mr. Mehmeti and his affiliates have owned and operated restaurants and adult cabarets in the Dallas-Fort Worth Metroplex. Mr. Mehmeti will devote as much of his time as is necessary to perform his duties as President, Chief Executive Officer, Chief Financial Officer and a director of the Company.


         Duncan Burch has served as the Company's Executive Vice President and as a director of the Company since January 2000. Mr. Burch and his affiliates have owned and operated restaurants and adult cabarets in the Dallas-Fort Worth
Metroplex for over a decade. Mr. Burch will devote as much of his time as is necessary to perform his duties as an officer and a director of the Company.

Executive Compensation

         The  information  set  forth  below  concerns  the  cash  and  non-cash compensation  to our President,  Chief  Executive  Officer,  and Chief Financial
Officer for each of the past three  fiscal years ended  December 31, 2003,  2002 and 2001.

                                                                                      Long-Term Compensation
             Name/Title                            Annual Compensation                       Awards
----------------------------------------------------------------------------------- --------------------------
                                                                                                 Securities
                                                                                                 Underlying
                                                                   Other Annual    Restricted    Options/SARs/
                                            Year   Salary/Bonus    Compensation   Stock Awards     Warrants
                                           ------ --------------  -------------- -------------- --------------
Nick Mehmeti, President, Chief Executive    2003    $131,000           None          None            None
Officer and Chief Financial Officer         2002     $78,000           None          None            None
                                            2001     $84,000           None          None            None

Duncan Burch, Executive Vice President      2003    $131,000           None          None            None
and Director                                2002     $78,000           None          None            None
                                            2001     $84,000           None          None            None


         Our Board appoints the executive officers to serve at the discretion of the Board until the next annual meeting of the Board of Directors. No executive officer of MDS has an employment agreement with the Company. Laird Boles, who is not an officer or director of the Company, received $145,250 in compensation during 2003. Mr. Boles is primarily responsible for the management of the Company's Million Dollar Saloon and related personnel supervision.

Option Grants In Last Fiscal Year

         There were no grants of stock options to any officer or director of the Company during the fiscal year ended December 31, 2003.

Option Exercises And Holdings

         The Company does not have a stock option plan. Except as disclosed in "Security Ownership of Certain Beneficial Owners and Management," no officer, director or employee of the Company holds any stock options to purchase shares of Common Stock of the Company.

Director Compensation

         Directors who are also employees receive no additional compensation for
serving  on  the  Board.   Expenses   associated  with  meeting  attendance  are
reimbursed.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company provides management support and conducts its business operations through its wholly-owned operating subsidiaries: Furrh, Inc., Tempo Tamers, Inc. ("Tempo Tamers"), Don, Inc. and Corporation Lex ("Lex"). The Company owns and operates an adult cabaret in Dallas, Texas and owns and manages three other commercial properties located in the Dallas-Fort Worth Metroplex.

         Tempo Tamers owns and operates an adult cabaret at 6826 Greenville, Avenue in Dallas, Texas operates under the registered trademark and trade name "The Million Dollar Saloon (R)." The 6826 Greenville Avenue location is, and has been, a "non-conforming location" under the Dallas Sexually Oriented Business

Ordinance since 1986 due to the fact that 6826 Greenville Avenue is within 1,000 feet of a residentially zoned property. Various other sexually oriented businesses, including those owned or controlled by entities owned by Duncan Burch, Executive Vice President and a director of the Company, and/or Nick Mehmeti, President, Chief Executive Officer, Chief Financial Officer and a Director of the Company, were likewise in "non-conforming locations." While many of these locations had previously been successful in obtaining locational exemptions from the Dallas Sexually Oriented Business Ordinance so as to allow their continued operation as sexually oriented businesses, the City of Dallas recently proposed legislation to eliminate the possibility of a locational exemption. Despite years of intensive and expensive litigation funded primarily by entities owned by Messrs. Burch and Mehmeti, the City of Dallas is moving toward closure of all sexually oriented businesses in "non-conforming locations." Accordingly, the Company, through Tempo Tamers, and other similarly situated operators of sexually oriented businesses entered into settlement negotiations with the City of Dallas. During those negotiations, it became the view of the Company and operators of other sexually oriented businesses in "non-conforming locations" that the City would allow one such sexually oriented business to remain in business in a "non-conforming location" for a limited period of time, if all of the other sexually oriented businesses operating in "non-conforming locations" ceased operations.

         In October, 2002, entities controlled by Mr. Burch entered into a settlement agreement with the City of Dallas which provides for the closure of the sexually oriented businesses known as Chicas Locas, which is operated by an affiliate of Mr. Burch, and Baby Dolls Saloon which is also operated by an affiliate of Mr. Burch. Chicas Locas was, at that time, the tenant of the Company's property located at 3021 W. Northwest Highway in Dallas, Texas. Nick Mehmeti, the Company and its subsidiary, Corporation Lex, the record owner of the 3021 W. Northwest Highway, signed the settlement agreement for limited purposes. In accordance with the settlement agreement and an agreement reached between Corporation Lex and Chicas Locas, Chicas Locas agreed to terminate the lease and the Company agreed not to allow the operation of an adult cabaret business at its 3021 W. Northwest Highway property after July 31, 2003. Chicas Locas ended its month-to-month lease arrangements with the Company regarding the 3021 W. Northwest Highway property and vacated the premises effective July 31, 2003. During 2002, the Company received $52,000 in lease payments for this property from Chicas Locas. Chicas Locas owed approximately $69,000 at December 31, 2002 and $137,000 at July 31, 2003 on the lease for accrued, unpaid rent for this property. The Company is currently considering various other uses for this property, including leasing the property to a non-sexually oriented business or selling the property to a third party.

         Thereafter, negotiations between Mainstage, Inc. d/b/a P.T.'s ("Mainstage"), an entity controlled by Nick Mehmeti which operated a non-conforming adult cabaret called P.T.'s, Allen-Burch, Inc. ("Allen Burch"), an entity controlled by Duncan Burch operating a non-conforming adult cabaret known as The Fare, and Tempo Tamers regarding which of these non-conforming entities would continue operating in a "non-conforming location" were finalized. Pursuant to a settlement agreement entered into in May 2003, Tempo Tamers, Mainstage, and Allen Burch, Tempo Tamers was granted the exclusive right to negotiate with the City of Dallas to continue to operate The Million Dollar
Saloon as a sexually oriented business in a "non-conforming location." The settlement agreement provided that, in the event that the city granted The Million Dollar Saloon the exclusive right to continue operating as an adult cabaret in a "non-conforming location" for a six (6) year period, Tempo Tamers would pay $500,000 to each of P.T.'s and Allen Burch, and they would each discontinue the operation of sexually oriented businesses. In May 2003, the City of Dallas agreed to allow Tempo Tamers to continue to operate The Million Dollar Saloon at its current location until July 2009. Mainstage and Allen Burch agreed to discontinue operations of Mainstage and The Fare, respectively, as sexually oriented business in January and March, 2004.

         On February 14, 2003, the Company purchased 6.695 acres of undeveloped property located in Dallas, Texas. The purchase price was approximately $2,650,312, including closing expenses of approximately $53,594. The Company paid $493,072 cash, $140,000 of which was lent to the Company by Duncan Burch. The property is located on Stemmons Freeway in Dallas, Texas, and is suitable for general commercial development. Moreover, the property as situated is one of a small number of remaining undeveloped locations at which a sexually oriented business may be legally operated. Although the Company has not yet determined the ultimate usage of the land, the Company knows that it will be necessary to relocate the Million Dollar Saloon in mid-2009, and the Company may elect to use a portion of this new land to relocate The Million Dollar Saloon and either sell or lease the remaining properties to third parties. The right to acquire this property was assigned to the Company by entities controlled by Mr. Burch in consideration for the Company's agreement to forego receipt of lease payments for the 3021 Northwest Highway property.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent of the Common
Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock.
Officers, directors and greater than ten percent beneficial owners are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the
Section 16(a) reports filed pursuant to events occurring in fiscal year 2003 furnished to it, the Company believes the persons who were required to file
Section  16(a)  reports in respect to their  Section  16(a)  ownership of Common
Stock have filed on a timely basis all Section 16(a) reports required to be filed by them.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of S.W. Hatfield, CPA, independent auditors has advised the Company that it intends to resign as the Company's independent audit firm immediately following the filing of the Company's quarterly report for the period ended September 30, 2004. At the present time, the Company continues to interview candidates to act as the Company's new independent audit firm.

         Audit Fees. The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountant, S.W. Hatfield, CPA of Dallas, Texas.

                                                                  Year ended     Year ended
                                                                 December 31,   December 31,
                                                                     2003           2002
                                                                 ------------   ------------
(1) Audit fees                                                   $     11,718   $     11,738
(2) Audit-related fees                                                   --             --
(3) Tax fees                                                             --             --
(4) All other fees
      Consulting related to proposed merger/acquisition of
      entities owned or controlled by controlling shareholders
      of the Company                                                     --            6,353
                                                                 ------------   ------------
Totals                                                           $     11,718   $     18,091
                                                                 ============   ============

         Further, the Company engaged the certified public accounting firm of Whitley Penn of Dallas, Texas on February 17, 2003 to perform audits of certain entities not owned by the Company ( certain entities are owned by our controlling shareholders, Duncan Burch and Nick Mehmeti) related to a proposed merger with the Company. The audits were being performed to fulfill SEC reporting requirements to be met if the contemplated merger was completed. These audits were not completed as Nick Mehmeti instructed Whitley Penn that the merger discussions had ceased between the entities. No further work is anticipated to be completed by Whitley Penn for or on the behalf of the Company. The Company paid Whitley Penn an aggregate of approximately $138,876 for services related to this engagement.

         The Company has no formal audit committee. The functions of the audit committee are performed by the entire board of directors.

         The Company's principal accountant, S. W. Hatfield, CPA, did not engage any other persons or firms other than the principal accountant's full-time, permanent employees.

         Financial Information Systems Design and Implementation. There were no fees for financial information systems design and implementation services billed by S.W. Hatfield, CPA for the fiscal year ended December 31, 2003.

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders to be held in 2005 must be received by the Company on or before July 1, 2005, in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. Solicitations may be made by executive officers, directors and employees of the Company personally or by mail, telephone, telegraph or other similar means of communication. Solicitation by such persons will be made on a part-time basis and no special compensation other than reimbursement of actual expenses incurred in connection with such solicitation will be paid.

                        ADDITIONAL INFORMATION AVAILABLE

         UPON WRITTEN REQUEST OF ANY SHAREHOLDER, THE COMPANY WILL FURNISH THE SHARHEOLDER WITH A COPY OF THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. THE WRITTEN REQUEST SHOULD BE SENT TO THE SECRETARY, AT THE COMPANY'S EXECUTIVE OFFICE.

                                  OTHER MATTERS

         So far as is now known, no business other than that described above will be presented to the shareholders for action at the Annual Meeting. Should other business come before the Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the persons acting under the proxies.

         SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY INTERNET, TELEPHONE OR BY MAIL. TO VOTE BY MAIL, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE, IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Directors

                                               /s/ Dewanna Ross

                                              Dewanna Ross
                                              Secretary

November 5, 2004

                           MILLION DOLLAR SALOON, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 7, 2004

The undersigned hereby appoints Nick Mehmeti and Duncan Burch or either of them, with power of substitution, as proxy to vote all common stock of Million Dollar Saloon, Inc. (the "Company") owned by the undersigned at the Annual Meeting of Shareholders to be held at 6848 Greenville Avenue, Dallas, Texas 75231, at 2:00 p.m., local time, on December 7, 2004, and any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the meeting.


1. [_] FOR the election as director of all nominees listed below (except as marked to the contrary below).

     [_]  WITHHOLD AUTHORITY to vote for all nominees listed below.

Nick Mehmeti and Duncan Burch.

2. To transact such other business as may properly come before the meeting or any adjournments thereof.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR INDIVIDUAL NOMINEES, WRITE THEIR NAMES IN THE SPACE PROVIDED BELOW.


             THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE

     This Proxy Card is solicited on behalf of the Company's Board of Directors.

     When this Proxy Card is properly executed, your shares will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, your shares will be voted FOR all nominees as directors.

     Please sign exactly as your name appears below. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing on behalf of a corporation, please sign in full corporate name by President or other authorized officer. If signing on behalf of a partnership, please sign in partnership name by authorized person.

                                         DATED:___________________________, 2004


                                         _______________________________________
                                         Print Full Name of Shareholder

                                         _______________________________________
                                         Signature of Shareholder

                                         _______________________________________
                                         Signature if Held Jointly

PLEASE mark, sign, date and return the Proxy Card promptly using the enclosed envelope.